THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Gregory P. Chandler, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 22, 2026

/s/ Gregory P. Chandler
Gregory P. Chandler

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Lisa A. Dolly, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 24, 2026

/s/ Lisa A. Dolly
Lisa A. Dolly

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Nicholas A. Giordano, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 21, 2026

/s/ Nicholas A. Giordano
Nicholas A. Giordano

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Arnold M. Reichman, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 24, 2026

/s/ Arnold M. Reichman
Arnold M. Reichman

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Robert Sablowsky, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 21, 2026

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Brian T. Shea, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 24, 2026

/s/ Brian T. Shea
Brian T. Shea

THE RBB FUND, INC.

(the “Trust”)

POWER OF ATTORNEY

The undersigned, Martha A. Tirinnanzi, hereby constitutes and appoints Jillian L. Bosmann, Edward Paz, Steven Plump, and James G. Shaw her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of the Trust, the Registration Statement of the Trust on Form N-14 relating to the transactions listed below, and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

• Reorganizations of certain series of Manager Directed Portfolios into newly formed series of the Trust.

DATED:	August 21, 2026

/s/ Martha A. Tirinnanzi
Martha A. Tirinnanzi